UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

RETAILMENOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36005	26-0159761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

301 Congress Avenue, Suite 700

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(512) 777-2970

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 3, 2014, RetailMeNot, Inc. (“RetailMeNot”) issued an earnings release reporting its preliminary results of operations and posted financial information and commentary from G. Cotter Cunningham, its Chief Executive Officer, and Douglas C. Jeffries, its Chief Financial Officer, on its investor website, http://investor.retailmenot.com, each for the fiscal quarter ended September 30, 2014. A copy of the earnings release and financial information and commentary is furnished herewith as Exhibit 99.1 and 99.2, respectively.

The information furnished in this Current Report under this Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2014, RetailMeNot issued a press release announcing that Douglas C. Jeffries, its Chief Financial Officer, will cease serving in that capacity effective November 30, 2014 and naming its General Counsel and Secretary, Louis J. Agnese, III, to serve as RetailMeNot’s interim Chief Financial Officer effective as of the same date, while RetailMeNot completes its search process for a Chief Financial Officer. Mr. Jeffries will continue to serve RetailMeNot to assist in the transition of the Chief Financial Officer role.

Mr. Agnese, 36, has served as RetailMeNot’s General Counsel since October 2011 and Secretary since December 2011. Previously, he worked as an attorney at DLA Piper from September 2007 through October 2011, where he represented a wide range of private and public companies in various transactions. Prior to joining DLA Piper, Mr. Agnese was an attorney at Akin Gump Strauss Hauer & Feld from September 2003 to September 2007. Mr. Agnese holds a J.D. from the University of Texas and a B.B.A. in international business from the University of the Incarnate Word.

In addition to serving as interim Chief Financial Officer, Mr. Agnese will continue to serve as RetailMeNot’s Secretary. There are no changes to Mr. Agnese’s compensation in connection with his appointment as interim Chief Financial Officer.

A copy of the press release describing the foregoing matters is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Earnings Release

99.2	Management Commentary

99.3	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAILMENOT, INC.

Date: November 3, 2014	/s/ Louis J. Agnese, III
Louis J. Agnese, III General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release

99.2	Management Commentary

99.3	Press Release